Exhibit 99.2 CENTURY PORTFOLIO TRANSACTION OVERVIEW JUNE 17, 2019

DISCLAIMERS Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the control of VICI Properties Inc. and its subsidiaries (collectively, the “Company” or “VICI”) and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are risks that the acquisitions of the Isle Casino Cape Girardeau, Lady Luck Casino Caruthersville, and/or Mountaineer Casino, Racetrack & Resort (collectively, the “Century Portfolio”) may not be consummated on the terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the definitive transaction documents, including the ability to receive, or delays in obtaining, the regulatory approvals required to consummate the transaction; the terms on which the Company finances the transaction, including the source of funds used to finance such transaction; disruptions to the real property and operations of the Century Portfolio during the pendency of the closing; risks that the Company may not achieve the benefits contemplated by the acquisition of the real estate assets (including any expected accretion or the amount of any future rent payments); and risks that not all potential risks and liabilities have been identified in the due diligence. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Century Information The Company makes no representation as to the accuracy or completeness of the information regarding Century Casinos, Inc. (“Century”) included in this presentations. The historical audited and unaudited financial statements of Century have been filed with the SEC. Certain financial and other information for Century included in this presentation have been derived from Century’s public filings and other publicly available presentations and press releases. Market and Industry Data This presentation contains estimates and information concerning the Company's industry and certain relevant markets, including macroeconomic data and gross gaming revenue, that are based on industry publications, reports and public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described above under “Forward-Looking Statements.” Non‐GAAP Financial Measures This presentation includes reference to Adjusted Funds From Operations (“AFFO”), and Adjusted EBITDAR, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non‐GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe AFFO provides a meaningful perspective of the underlying operating performance of our business. We use Adjusted EBITDAR to evaluate the capacity of the tenant under the lease agreement for the Isle Casino Cape Girardeau, Lady Luck Casino Caruthersville, and Mountaineer Casino, Racetrack & Resort to meet its obligations thereunder. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that Adjusted EBITDAR, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP. 2

CENTURY PORTFOLIO – ACQUISITION STRATEGIC RATIONALE


Isle Casino Cape Girardeau


Lady Luck Casino Caruthersville


Mountaineer Casino,
Racetrack & Resort

Transaction Highlights

- ✓ Attractive acquisition cap rate of 9.0%
- ✓ Transaction is immediately accretive to AFFO
- ✓ Fourth tenant partnership formed in less than two years since formation, demonstrating VICI's success in diversifying its tenant base
- ✓ Opportunity to be the real estate partner of choice for Century Casinos, Inc. (NASDAQ: CNTY) ("Century") as it looks to grow its U.S. portfolio
- ✓ Increase to annual rental revenue and NOI
- ✓ Master lease across the portfolio of assets comprised of Isle Casino Cape Girardeau, Lady Luck Casino Caruthersville and Mountaineer Casino, Racetrack & Resort (the "Century Portfolio")
- ✓ Corporate guarantee by Century
- ✓ Initial rent coverage of 2.0x

Diversifying Tenant Relationships

- ✓ Transaction creates a new tenant partnership with Century
- ✓ Founded in 1992, CNTY is an expert operator of small to mid-sized casinos in regional markets

Attractive Regional Markets

- ✓ Increases VICI's geographic diversity by entering West Virginia
- ✓ Strengthens VICI's presence in Missouri as VICI already owns the real estate assets of Harrah's North Kansas City
- ✓ Century brings enhanced focus to stable gaming markets

LTM Q1'19 Financials

($ in millions)

Net Revenues	$ 219.3
Adj. EBITDAR[1]	$ 49.6
Margin	**22.6 %**

VICI

1. *See page 12 of this presentation for a reconciliation to the most comparable GAAP financial measure.*

3

CENTURY PORTFOLIO – TRANSACTION OVERVIEW Isle Casino Cape Girardeau Century Portfolio Acquisition Century Casinos Partnership $385.0 million Wholly owned subsidiary Purchase Price ($278.0 million PropCo / Tenant $107.0 million OpCo) of Century Casinos, Inc. Lady Luck Casino Caruthersville LTM 3/31/2019 Century Casinos, Inc. $49.6 million Guarantor Adj. EBITDAR1 (NASDAQ: CNTY) Initial term of 15 years, Initial Rent Coverage 2.0x followed by four 5-year Lease Term Initial Rent $25.0 million renewal options (at Tenant’s option) Mountaineer Casino, Racetrack & 1.0% in years 2-3 and the PropCo Multiple 11.1x Annual Resort greater of 1.25% and CPI Implied RE Cap Rate 9.0% Escalator Summary beginning in year 4 1. See page 12 of this presentation for a reconciliation to the most comparable GAAP financial measure. 4

TENANT OVERVIEW – NEW PARTNERSHIP WITH CENTURY CASINOS

Company Overview

- Founded in 1992 by Erwin Haitzmann and Peter Hoetzinger, Century is an international gaming entertainment company that develops, owns, and operates small to mid-sized casinos in mid-tier markets
  - Century's current portfolio is comprised of 15 casinos, including 4,285 slot machines and 187 table games
  - Century also operates 6 casinos on cruise ships
- Management believes there is potential to further expand its U.S. portfolio as many larger operators overlook smaller EBITDA assets
- Century targets total leverage in the 3.0x – 3.5x range

Recent Portfolio Growth

2015	2016	2017	2018	2019
Opened Century Downs Racetrack and Casino (Calgary, Canada)	Acquired St. Albert Casino (Edmonton, Canada)	Opened casino at Hilton Hotel (Warsaw, Poland)	Opened Century Casino (Bath, UK)	Opened Century Mile Casino (Edmonton, Canada)
		Acquired Saw Close Casino (Bath, UK)		

Key Credit Highlights

- ✓ **Global casino operator with expertise in operating small to mid-sized casinos in regional markets**
- ✓ **Casinos located in stable gaming markets with well-defined competitors**
- ✓ **Track record of integrating acquisitions and successful new development openings**
- ✓ **Organic near-term growth opportunities, including improved operations and new amenities, across the pro forma portfolio**

Pro Forma Global Portfolio[1]



Edmonton
Alberta
Calgary
Colorado
West Virginia
Missouri
United Kingdom
Poland²
Argentina³

■ Land-based Casinos   Ship-based Casinos   ■ Off-track Betting Sites

VICI

1. *Does not reflect application for casino license in Bermuda in partnership with Hamilton Princess Hotel & Beach Club.*
2. *Century owns 66.6% of Casinos Poland. Casinos Poland owns and operates 7 casinos in Poland.*
3. *Century Resorts Management owns 7.5% of Mendoza Central Entretenimientos S.A. shares.*

5

ISLE CASINO CAPE GIRARDEAU

Property Overview

- ✓ Cape Girardeau opened in October 2012 with the 13th and final gaming license in Missouri
- ✓ Isle Casino Cape Girardeau is located in Cape Girardeau, Missouri, approximately two hours south of St. Louis, along the Mississippi River
- ✓ Property includes a pavilion, an entertainment center, and an approximately 7,700 square foot meeting/event center with seating for up to 600 patrons
- ✓ The potential addition of a new parking garage and hotel could drive revenue growth at the property in the future

Asset Highlights

- ✓ **Asset represents the 13th and final gaming license in the state of Missouri**
- ✓ **Missouri winner of 2018 Strictly Slots "Best Hosts", "Friendliest Casino", "Best 50-cent Slots" and "Best Nickel Slots"**
- ✓ **~7,700 square feet of flexible state-of-the-art space for private or corporate events**
- ✓ **Live entertainment events every weekend along the Mississippi River**

Isle Casino Cape Girardeau

~41,500
Sq. ft. of gaming floor

863
Gaming machines

20
Table / poker games

3
Restaurants / bars

~7,700
Sq. ft. of event space







VICI

6

LADY LUCK CASINO CARUTHERSVILLE

Property Overview

- ✓ Lady Luck Casino Caruthersville is located in Caruthersville, Missouri, approximately 85 miles south of Isle Casino Cape Girardeau and approximately 1.5 hours north of Memphis, Tennessee
- ✓ The casino has had its gaming license since April 1995
- ✓ The iconic riverboat property along the Mississippi River attracts a strong, local customer base with approximately 600,000 people residing within 60 miles
- ✓ Property boasts banquet room space with available catering for both group and private events
- ✓ Fan Club reward program database contains nearly 30,000 active members[1]

Asset Highlights

- ✓ **21,400 square foot facility, serving a loyal customer base**
- ✓ **Banquet space for private parties and larger corporate group events**
- ✓ **Features indoor and outdoor restaurant space overlooking the Mississippi River**
- ✓ **Strong existing rewards program database**

Lady Luck Casino Caruthersville

~21,000
Sq. ft. of gaming floor


Lady Luck
Casino

507
Gaming machines



9
Table / poker games

2
Restaurants / bars



VICI

1. *As of June 2018.*

7

MOUNTAINEER CASINO, RACETRACK & RESORT

Property Overview

- ✓ Mountaineer Casino, Racetrack & Resort is located in New Cumberland, West Virginia, approximately one hour west of Pittsburgh, Pennsylvania, and is an easy drive from surrounding locations in Pennsylvania, Ohio and West Virginia
- ✓ Property includes a casino, resort, fitness and spa amenities, a thoroughbred racetrack, 18-hole golf course and a 5,000 seat event center for group events
- ✓ The property sits on 1,680 acres of owned land, of which only 390 acres are currently utilized
- ✓ Over 100,000 members in Mountaineer's customer database

Asset Highlights

- ✓ **Asset represents the 2nd largest casino in West Virginia by 2018 AGR[1]**
- ✓ **Sports wagering available at the William Hill Sports Book**
- ✓ **5,000-seat convention space serving group and private event business**
- ✓ **Home of the West Virginia Derby and live thoroughbred racing April through November**

Mountaineer Casino, Racetrack & Resort

~75,500
Sq. ft. of gaming floor

1,486
Gaming machines

36
Table games

5
Restaurants / bars

357
Hotel rooms




MOUNTAINEER



VICI

1. *Per the West Virginia Lottery Commission.*

8

MISSOURI IS A MATURE GAMING MARKET WITH A STABLE COMPETITIVE ENVIRONMENT

Market & Regulatory Overview

Market Highlights

- ✓ Missouri is one of the largest regional gaming markets with ~$1.8bn of gaming revenue in 2018
- ✓ Continued growth in gaming revenue driven by table games since Missouri permitted commercial casinos to offer credit wagering in 2014
- ✓ Missouri has strong macroeconomic drivers, including employment growth and a diverse economy
- ✓ Recreation services spend comprised ~4.7% of total personal consumption expenditures in Missouri in 2017

Regulatory Highlights

- ✓ The Missouri Gaming Commission was established in the early 1990s and regulates riverboat gambling excursions and charitable gaming
- ✓ Favorable competitive environment with a limited number of gaming licenses (13 casino licenses available, with Isle Casino Cape Girardeau as the 13th and final license)
- ✓ VICI is licensed in Missouri in connection with the ownership of the real estate assets of Harrah's North Kansas City

Consistent and Stable Annual GGR Growth

($ in millions)



2013 to 2018 Missouri Market CAGR = 0.6%
$1,707
$1,660
$1,702
$1,715
$1,738
$1,754
$62 $31
$60 $32
$64 $36
$66 $37
$65 $37
$63 $37
2013
2014
2015
2016
2017
2018
Isle Casino Cape Girardeau
Lady Luck Casino Caruthersville
Missouri Market

Favorable Macroeconomic Trends

Missouri GDP and Employment Growth



GDP ($ in millions)
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Unemployment Rate
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
GDP
Unemployment Rate

Missouri GDP By Sector (2018)



39%
19%
13%
12%
10%
7%
Finance, Insurance, Real Estate, Rental and Leasing
Professional and Business Services
Government and Government Enterprises
Education, Health Care and Social Assistance
Wholesale Trade
All Other

Source: U.S. Bureau of Labor Statistics, U.S. Bureau of Economic Analysis, Missouri Gaming Commission, FitchRatings, American Gaming Association

VICI

9

WEST VIRGINIA GAMING MARKET IS POISED FOR GROWTH

Market & Regulatory Overview

Market Highlights

- ✓ West Virginia per capita personal income has outpaced the national average, growing 5.5% between 2017 and 2018 (compared to the national change of 3.8%)
- ✓ West Virginia has benefitted from nearly 10 years of GDP and employment growth
- ✓ Recreation services spend comprised ~2.6% of total personal consumption expenditures in West Virginia in 2017
- ✓ The market has recently stabilized after digesting new supply in D.C., Pennsylvania and Ohio

Regulatory Highlights

- ✓ The West Virginia Lottery Commission oversees lottery operations and gambling at VLTs and table games, as well as regulating pari-mutuel wagering at four racetracks and sports betting
- ✓ Gambling was legalized in West Virginia in 1994 and sports betting was legalized in the state in 2018
- ✓ In 2018, the Hancock County smoking ban was reversed to permit smoking in casinos; the ban had previously dampened revenues at the Mountaineer Casino

GGR Impacted by Increased Competition from Neighboring States


($ in millions)
2013 to 2018 West Virginia Market CAGR = (5.6%)
$812
$155
$722
$145
$687
$118
$654
$119
$624
$112
$610
$108
2013
2014
2015
2016
2017
2018
West Virginia Market
Mountaineer Casino, Racetrack & Resort

Source: U.S. Bureau of Labor Statistics, U.S. Bureau of Economic Analysis, American Gaming Association

Favorable Macroeconomic Trends


West Virginia GDP and Employment Growth
GDP ($ in millions)
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Unemployment Rate
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
GDP
Unemployment Rate


West Virginia GDP By Sector (2018)
15%
14%
11%
10%
8%
41%
Government and Government Enterprises
Finance, Insurance, Real Estate, Rental and Leasing
Education, Health Care and Social Assistance
Mining, Quarrying, Oil and Gas Extraction
Professional and Business Services
All Other

VICI

10

MASTER LEASE AGREEMENT OVERVIEW Initial Cash Rent $25.0 million 1.0% in years 2-3 Annual Escalator1 > of 1.25% and CPI beginning in year 4, Rent Adjustment Year 8 & 11: 80% Base / 20% Variable 4% of net revenue increase / decrease Variable Rent Adjustment Mechanic Year 8: Average of years 5-7 less average of years 1-3 Year 11: Average of years 8-10 less average of years 5-7 Term 15-year initial term with four 5-year renewal options Guarantee Century Casinos, Inc. (NASDAQ: CNTY) Capex2 Minimum 1.0% of net gaming revenue 1. Commencing in lease year 6, escalation subject to net revenue to rent minimum coverage ratio of 7.5x, a 14.5% decrease from underwritten net revenues, such that in the event the gross revenue-based rent coverage ratio is below the stated floor, the escalator will be reduced to 0.75%. 2. 1% of net gaming revenue on a rolling three-year basis for each individual facility; 1% of net gaming revenue per fiscal year for the facilities collectively. 11

RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES CALCULATION OF CENTURY PORTFOLIO ADJUSTED EBITDAR Last Twelve Months Ended ($ in millions) March 31, 2019 Net Income $16.9 Interest Expense, Net 2.2 Depreciation and Amortization 17.5 Income Tax Provision 7.5 Corporate Allocation (Management Fee Only) 5.4 Other 0.1 Adjusted EBITDAR1 $49.6 Year 1 Annual Rent 25.0 Pro Forma Rent Coverage 2.0x 1. Adjusted EBITDAR includes $3.3 million of corporate expense allocations. 12